                            June 27, 2022 Media: Peter Lucht - 781.655.2288 Investors: Kristin Silberberg - 203.900.6854 Citizens Financial Group, Inc. Announces Key Aspects of 2022 Capital Plan Common Share Repurchase Authorization Increased to $1.0 billion PROVIDENCE, R.I. – Citizens Financial Group, Inc. (NYSE: CFG or the “Company”) today announces key aspects of its 2022 Capital Plan (the “Plan”), which includes increasing the Company’s common share repurchase authorization to $1.0 billion. The Company’s announcement follows publication on June 23, 2022 by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) of the results from its DFAST stress tests and communication to Citizens of its preliminary Stress Capital Buffer (“SCB”) of 3.4%, effective October 1, 2022. Citizens has concluded that its proposed capital distributions under the Plan would be consistent with this preliminary SCB requirement over the relevant quarters. Specifically, Citizens today announces that its Board of Directors increased the authorization of common share repurchases to $1.0 billion, which is an increase of $545 million above the $455 million of capacity remaining under the prior $750 million January 2021 authorization. Furthermore, Citizens’ Board of Directors will consider an increase in the Company’s quarterly common stock dividend for the third quarter of 2022. “We are pleased that the Federal Reserve’s stress test results illustrate Citizens’ strong capital position and the resilience of our balance sheet and business model,” said John F. Woods, Vice Chairman and Chief Financial Officer. The Company will assess potential changes to its capital distributions over the planning horizon as conditions warrant. Citizens’ common stock repurchases may be executed in the open market or in privately negotiated transactions, including under Rule 10b5-1 plans and accelerated share repurchase and other structured transactions. Common stock dividends are subject to consideration and approval by Citizens’ Board of Directors. The timing and exact amount of common share repurchases and common stock dividends will be subject to various factors, including the company’s capital position, financial performance, capital impacts of strategic initiatives, market conditions, receipt of required regulatory approvals and other regulatory considerations.  About Citizens Financial Group, Inc. Citizens Financial Group, Inc. is one of the nation’s oldest and largest financial institutions, with $192.1 billion in assets as of March 31, 2022. Headquartered in Providence, Rhode Island, Citizens offers a broad range of retail and commercial Exhibit 99.1

Citizens Financial Group, Inc.      banking products and services to individuals, small businesses, middle-market companies, large corporations and institutions. Citizens helps its customers reach their potential by listening to them and by understanding their needs in order to offer tailored advice, ideas and solutions. In Consumer Banking, Citizens provides an integrated experience that includes mobile and online banking, a full-service customer contact center and the convenience of approximately 3,300 ATMs and approximately 1,200 branches in 14 states and the District of Columbia. Consumer Banking products and services include a full range of banking, lending, savings, wealth management and small business offerings. In Commercial Banking, Citizens offers a broad complement of financial products and solutions, including lending and leasing, deposit and treasury management services, foreign exchange, interest rate and commodity risk management solutions, as well as loan syndication, corporate finance, merger and acquisition, and debt and equity capital markets capabilities. More information is available at www.citizensbank.com or visit us on Twitter, LinkedIn or Facebook. Forward-Looking Statements This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements regarding potential future share repurchases and future dividends as well as the potential effects of the COVID-19 disruption and Russia’s invasion of Ukraine on our business, operations, financial performance and prospects, are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook,” “guidance” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation:  Negative economic and political conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonaccrual assets, charge-offs and provision expense;  The rate of growth in the economy and employment levels, as well as general business and economic conditions, and changes in the competitive environment;  Our ability to implement our business strategy, including the cost savings and efficiency components, and achieve our financial performance goals, including through the integration of Investors and the HSBC branches;  The COVID-19 disruption and its effects on the economic and business environments in which we operate;  The impact of Russia’s invasion of Ukraine and the imposition of sanctions on Russia and other actions in response, including on economic and market conditions, inflationary pressures and the interest rate environment, commodity price and foreign exchange rate volatility, and heightened cybersecurity risks;  Our ability to meet heightened supervisory requirements and expectations;  Liabilities and business restrictions resulting from litigation and regulatory investigations;

Citizens Financial Group, Inc.       Our capital and liquidity requirements under regulatory capital standards and our ability to generate capital internally or raise capital on favorable terms;  The effect of changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale;  Changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets;  The effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin;  Financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses;  A failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber-attacks;  Greater than expected costs or other difficulties related to the integration of our business and that of Investors and the relevant HSBC branches;  The inability to retain existing Investors or HSBC clients and employees following the closing of the Investors acquisition and HSBC transaction; and  Management’s ability to identify and manage these and other risks. In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, risk- weighted assets, capital impacts of strategic initiatives, market conditions and regulatory and accounting considerations, as well as any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares from or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends. Further, statements about the effects of the COVID-19 disruption and Russia’s invasion of Ukraine on our business, operations, financial performance and prospects may constitute forward- looking statements and are subject to the risk that the actual impacts may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic and Russia’s invasion of Ukraine, actions taken by governmental authorities in response to the pandemic and Russia’s invasion of Ukraine, and the direct and indirect impact of the pandemic and Russia’s invasion of Ukraine on our customers, third parties and us. More information about factors that could cause actual results to differ materially from those described in the forward- looking statements can be found in the “Risk Factors” section in Part II, Item 1A of our Quarterly Report on Form 10-Q for the period ended March 31, 2022 and Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 as filed with the Securities and Exchange Commission. CFG-IR